SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of The Securities Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1996

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

    FLORIDA                      1-4604                       65-0341002
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)

                   3000 TAFT STREET, HOLLYWOOD, FLORIDA 33021
                         (Address of principal offices)

        Registrant's telephone number, including area code: 954/987-6101

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

Pursuant to a Stock Purchase Agreement, dated as of September 16, 1996 (the "Stock Purchase Agreement"), the Registrant acquired effective September 1, 1996, through a wholly-owned subsidiary, all of the outstanding capital stock of Trilectron Industries, Inc. ("Trilectron"), from Sigmund Borax, Trilectron's sole shareholder. In consideration of this acquisition, the Registrant paid $6,200,000 in cash to the seller and an aggregate of $800,000 to certain key executives of Trilectron, which purchase price was determined through arms-length negotiations.

Trilectron is a manufacturer of ground power, air conditioning and air start equipment for civil and military aircraft and a designer and manufacturer of certain military electronics.

In connection with this acquisition, the Registrant guaranteed $2,264,000 of Trilectron's bank indebtedness. The Registrant also entered into employment and non-competition agreements with two of Trilectron's key executives.

The source of the cash purchase price was internally generated operating funds of the Registrant and the proceeds of the recent sale by the Registrant of its medical diagnostic imaging business.

ITEM 7.      FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of businesses acquired

         The financial statements of Trilectron Industries, Inc. required by Rule 3-05(b) of Regulation S-X are included as Exhibits 99.1 and 99.2.

    (b)  Pro forma financial information

         The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

         Introductory note to unaudited pro forma consolidated condensed financial statements (page 3).

         Unaudited pro forma consolidated condensed balance sheet as of July 31, 1996 (page 4).

         Unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 1996
            (page 5).

         Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1995 (page 6).

    (c)  Exhibits

         2. Stock Purchase Agreement dated as of September 16, 1996 by and between HEICO Corporation and Sigmund Borax (without Schedules).

         10.1 Employment and Non-compete Agreements dated as of September 16, 1996 by and between HEICO Corporation and Sigmund Borax.

         10.2 Employment and Non-compete Agreements dated as of September 16, 1996 by and between HEICO Corporation and Charles Kott.

         99.1 Financial statements of Trilectron Industries, Inc. for the nine months ended July 31, 1996.

         99.2 Financial statements of Trilectron Industries for the years ended December 31, 1995 and 1994.

                       HEICO CORPORATION AND SUBSIDIARIES
                         INTRODUCTORY NOTE TO UNAUDITED
             PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries as of July 31, 1996 and for the nine months then ended and for the year ended October 31, 1995. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

  /BULLET/ The unaudited pro forma consolidated condensed balance sheet as of July 31, 1996 assumes that the Company's acquisition of all of the outstanding capital stock of Trilectron Industries, Inc. had been consummated as of that date.

  /BULLET/ The unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 1996 assumes that the Company's acquisition of all of the outstanding capital stock of Trilectron Industries, Inc. had been consummated as of the beginning of the nine-month period ended July 31, 1996.

  /BULLET/ The unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1995 assumes that the Company's acquisition of all of the outstanding capital stock of Trilectron Industries, Inc. had been consummated as of the beginning of the year ended October 31, 1995.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the acquisition been made at the beginning of the periods presented or of future results of operations.

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               as of July 31, 1996
                                   (unaudited)

                                                HEICO             Trilectron             Pro Forma                 Pro Forma
                                            CORPORATION(1)    INDUSTRIES,INC.(2)        ADJUSTMENTS                 COMBINED
                                            --------------    ------------------        -----------                ---------
ASSETS
Current assets:
  Cash and cash equivalents                 $21,788,000              $75,000            ($7,400,000)(6)           $14,463,000
  Accounts receivable, net                    5,126,000            2,746,000                (38,000)(7)             7,834,000
  Inventories                                 6,583,000            7,090,000               (200,000)(7)            13,473,000
  Prepaid expenses and othe
    current assets                              962,000               25,000                                          987,000
  Deferred income taxes                       1,621,000              ---                                            1,621,000
                                            -----------         ------------             ----------                -----------

    Total current assets                     36,080,000            9,936,000             (7,638,000)               38,378,000

Note receivable                              10,000,000              ---                                           10,000,000
Property, plant and equipment, net            4,745,000              250,000                150,000(7)              5,145,000
Intangible assets, net                        1,839,000               29,000              2,582,000(7)              4,450,000
Other assets                                  1,148,000                3,000                                        1,151,000
                                            -----------         ------------             ----------                -----------

    Total assets                            $53,812,000         $10,218,000             ($4,906,000)              $59,124,000
                                            ===========         ============             ==========               ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:

  Current maturities of long-term debt         $493,000          $2,007,000                                        $2,500,000
  Trade accounts payable                      1,723,000           2,335,000                                         4,058,000
  Accrued expenses and other current
    liabilities                               4,550,000             852,000                ($52,000)(8)             5,350,000
  Income taxes payable                        2,194,000              ---                                            2,194,000
                                            -----------         -----------              ----------               -----------


    Total current liabilities                 8,960,000           5,194,000                 (52,000)               14,102,000

Long-term debt                                2,645,000             170,000                                         2,815,000
Deferred income taxes                         1,062,000              ---                                            1,062,000
Other non-current liabilities                 1,274,000              ---                                            1,274,000
                                            -----------          -----------             ----------               -----------

    Total liabilities                        13,941,000           5,364,000                 (52,000)               19,253,000
                                            -----------          -----------             ----------               -----------

Commitments and contingencies

Shareholders' equity:
  Preferred stock, none issued

  Common stock                                   48,000                5,000                 (5,000)(9)                48,000
  Capital in excess of par value             20,524,000                8,000                 (8,000)(9)            20,524,000
  Retained earnings                          22,638,000            4,841,000             (4,841,000)(8)(9)         22,638,000
                                            -----------          -----------            -----------               -----------

                                             43,210,000            4,854,000             (4,854,000)               43,210,000
Less: Note receivable from employee
  savings and investment plan                (3,339,000)             ---                    ---                    (3,339,000)
                                            -----------          -----------            -----------               -----------

    Total shareholders' equity               39,871,000            4,854,000             (4,854,000)               39,871,000
                                            -----------          -----------            -----------               -----------

    Total liabilities and
      shareholders' equity                  $53,812,000          $10,218,000            ($4,906,000)              $59,124,000
                                            ===========          ===========            ===========               ===========

      See accompanying notes to unaudited pro forma consolidated condensed financial statements.

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                     For the nine months ended July 31, 1996
                                   (unaudited)

                                               HEICO             Trilectron              Pro Forma            Pro Forma
                                            CORPORATION(1)    INDUSTRIES,INC.(3)        ADJUSTMENTS           COMBINED
                                            -----------       ---------------           -----------         -----------
Net sales                                   $22,979,000        $12,008,000                                  $34,987,000
                                            -----------        -----------                                  -----------

Operating costs and expenses:

Cost of sales                                15,044,000          8,941,000                  $16,000(10)      24,001,000
Selling, general and administrative
  expenses                                    5,067,000          1,886,000                   97,000(10)       7,050,000
                                            -----------        -----------              -----------         -----------

Total operating costs and expenses           20,111,000         10,827,000                  113,000          31,051,000
                                            -----------        -----------              -----------         -----------

Income from operations                        2,868,000          1,181,000                 (113,000)          3,936,000

Interest expense                               (129,000)           (92,000)                                    (221,000)
Interest and other income                       617,000                  0                 (275,000)(11)        342,000
                                            -----------        -----------              -----------         -----------

Income from continuing operations
  before income taxes                         3,356,000          1,089,000                 (388,000)          4,057,000

Income tax expense                            1,078,000            ---                      218,000(12)       1,296,000
                                            -----------        -----------               ----------         -----------

Net income from continuing operations         2,278,000          1,089,000                 (606,000)          2,761,000

Discontinued operations:
Net income from discontinued health
  care operations, net of applicable
  income taxes                                  963,000            ---                       ---                963,000

Gain on sale of health care operations,
  net of applicable income taxes              5,264,000            ---                       ---              5,264,000
                                            -----------        -----------               ----------         -----------

Net income                                   $8,505,000         $1,089,000                ($606,000)         $8,988,000
                                            ===========        ===========               ==========         ===========

Net income per share:

From continuing operations                        $0.43                                                           $0.52

From discontinued health care operations           0.18                                                            0.18

From gain on sale of health care
  operations                                       0.99                                                            0.99
                                            -----------                                                     -----------

Net income per share                              $1.60                                                           $1.69
                                            ===========                                                     ===========

Weighted average number of common and
  common equivalent shares outstanding        5,315,859                                                       5,315,859
                                            ===========                                                     ===========


      See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                       For the year ended October 31, 1995
                                   (unaudited)

                                               HEICO             Trilectron              Pro Forma               Pro Forma
                                            CORPORATION(4)    INDUSTRIES, INC.(5)        ADJUSTMENTS               COMBINED
                                            -----------       ---------------            -----------             ------------
Net sales                                   $25,613,000         $13,931,000                                       $39,544,000
                                            -----------         -----------                                      ------------

Operating costs and expenses:

Cost of sales                                17,497,000          10,895,000               $21,000(10)              28,413,000
Selling, general and administrative
  expenses                                    6,405,000           2,079,000               129,000(10)               8,613,000
                                            -----------         -----------           -----------                ------------

Total operating costs and expenses           23,902,000          12,974,000               150,000                  37,026,000
                                            -----------         -----------           -----------                ------------

Income from operations                        1,711,000             957,000              (150,000)                  2,518,000

Interest expense                               (169,000)            (82,000)                                         (251,000)
Interest and other income                       666,000              21,000              (355,000)(11)                332,000
                                            -----------         -----------           -----------                ------------

Income from continuing operations
  before income taxes                         2,208,000             896,000              (505,000)                  2,599,000

Income tax expense                              771,000             ---                   143,000(12)                 914,000
                                            -----------         -----------           -----------                ------------

Net income from continuing operations         1,437,000             896,000              (648,000)                  1,685,000

Net income from discontinued
  health care operations                      1,258,000             ---                   ---                       1,258,000
                                            -----------         -----------           -----------                ------------

Net income                                   $2,695,000            $896,000             ($648,000)                 $2,943,000
                                            ===========         ===========           ===========                ============

Net income per share:

From continuing operations                        $0.30                                                                 $0.35

From discontinued health care operations           0.26                                                                  0.26
                                            -----------                                                          ------------

Net income per share                              $0.56                                                                 $0.61
                                            ===========                                                          ============

Weighted average number of common
  and common equivalent shares
  outstanding (13)                            4,820,336                                                             4,820,336
                                            ===========                                                          ============

      See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                   CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1. As disclosed in the Company's Report on Form 10-Q as of and for the nine months ended July 31, 1996.

2. Represents Trilectron Industries, Inc.'s unaudited balance sheet as of July 31, 1996.

3. Represents Trilectron Industries, Inc.'s unaudited statement of operations for the nine months ended July 31, 1996 that includes the two months ended December 31, 1995. The two months ended December 31, 1995 have also been included in the pro forma year ended October 31, 1995 due to the Company's year end of October 31 and Trilectron's Industries, Inc.'s year end of December 31. The effect of the difference in these reporting periods is not reflected in the unaudited Pro Forma Consolidated Condensed Statements of Operations and the Company believes this difference is not significant.

4. Represents the Company's consolidated statement of operations from the report on Form 10-K for the year ended October 31, 1995, as adjusted to reflect the operations of MediTek Health Corporation, which was sold in July 1996, as a discontinued operation.

5. Represents Trilectron Industries, Inc.'s audited statement of operations for the year ended December 31, 1995.

6. The $7.4 million decrease in cash resulting from the cash payments related to the acquisition and estimated acquisition costs.

7. The decrease in accounts receivable and inventories, which are to record allowances utilizing the Company's methodology, as well as the increase in property, plant and equipment to reflect their fair market values and the excess of cost over the fair value of net assets acquired from the acquisition. The origins of the purchase cost and its allocation to assets and liabilities is as follows:

    Purchase costs:
       Cash paid to seller...............................        $6,200,000
       Cash bonus obligations paid at closing............           800,000
       Estimated acquisition costs.......................           400,000
                                                                 ----------
          Total purchase costs...........................        $7,400,000
                                                                 ==========

    Allocations of purchase costs:
       Accounts receivable...............................        $2,708,000
       Inventories.......................................         6,890,000
       Other current assets..............................           100,000
       Property, plant and equipment.....................           400,000
       Other assets......................................             3,000
       Liabilities.......................................        (5,312,000)
                                                                 ----------
          Subtotal.......................................         4,789,000

       Excess of costs over the fair value

          of net assets acquired.........................         2,611,000
                                                                 ----------
       Total allocation of purchase costs................        $7,400,000
                                                                 ==========

 8. Represents an adjustment to accrued dividends payable to seller pursuant to the terms of the Stock Purchase Agreement.

 9. The elimination of Trilectron's common stock, capital in excess of par value and retained earnings.

10. The increase in depreciation and amortization expense to properly reflect the allocation of the purchase costs as required per purchase accounting. Property, plant and equipment is to be depreciated over 7 years under the straight-line method. Excess of costs over the fair value of net assets acquired is to be amortized over 20 years.

11. The elimination of investment income from the $7.4 million cash used for the acquisition.

12. The incremental Federal and state income taxes associated with the increase in pre-tax income from the acquisition.

13. Weighted average number of common and common equivalent shares outstanding have been adjusted from the originally reported amount to reflect a three-for-two stock split paid in April 1996 and a 10% stock dividend paid in July 1996.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HEICO CORPORATION

Date:    SEPTEMBER 30, 1996              BY: /S/ THOMAS S. IRWIN
       ----------------------               --------------------
                                                  Thomas S. Irwin
                                                  Executive Vice President,
                                                  Chief Financial Officer